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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
American Residential Investment Trust, Inc. (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.
10421 Wateridge Circle, Suite 250
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 19, 2003

Dear Stockholder:

        You are invited to attend the Annual Meeting of the Stockholders of American Residential Investment Trust, Inc., a Maryland corporation ("American Residential"), which will be held on June 19, 2003, at 10:00 a.m. local time at the San Diego Marriott Hotel, La Jolla, for the following purposes:

  1.
  To elect two Class III directors, each to hold office for a three-year term and until their respective successors are elected and qualified. Management has nominated the following persons for election at the meeting: John M. Robbins and Mark J. Riedy.

  2.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 25, 2003 are entitled to notice of, and to vote at, this meeting and any adjournments or postponements thereof.

                    By order of the Board of Directors,

                    JOHN M. ROBBINS
                    Chief Executive Officer
                     Chairman of the Board

San Diego, California
May 9, 2003

          IMPORTANT: PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 19, 2002

SOLICITATION AND VOTING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	1
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
EXECUTIVE COMPENSATION AND OTHER MATTERS	7
STOCK OPTIONS	7
EQUITY COMPENSATION PLAN INFORMATION	8
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION	11
REPORT OF THE AUDIT COMMITTEE	13
PRINCIPAL ACCOUNTING FIRM FEES	14
COMPARISON OF STOCKHOLDER RETURN	15
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	16
TRANSACTION OF OTHER BUSINESS	17

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors (the "Board") of American Residential Investment Trust, Inc., a Maryland corporation ("American Residential" or the "Company"), for use at its annual meeting of stockholders to be held on June 19, 2003, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is May 9, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING

        Voting Securities.    Only stockholders of record as of the close of business on April 25, 2003 will be entitled to vote at the meeting and any adjournment or postponement thereof. As of that date, there were 7,863,437 shares of common stock, $0.01 par value, of American Residential issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. American Residential's bylaws provide that a majority of all of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and "broker non-votes" will each be counted as present for purposes of determining a quorum.

        Broker Non-Votes.    A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans where the aggregate share reserve increase exceeds five percent of the issuer's outstanding stock.

        Solicitation of Proxies.    We will pay all of the expenses incurred in connection with soliciting proxies. We will solicit stockholders by mail through our regular employees, and will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold stock of American Residential and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

        Voting of Proxies.    All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the nominees for director and the proposals contained in this Proxy Statement. A stockholder giving a proxy has the power to revoke his or her proxy at any time prior to the time it is exercised by delivery to the Secretary of American Residential of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have a classified Board currently consisting of three Class I directors (H. James Brown, Ray W. McKewon and John C. Rocchio), two Class II directors (Keith Johnson and Richard T. Pratt) and three Class III directors (John M. Robbins, Jay M. Fuller and Mark J. Riedy), who will serve until the Annual Meetings of Stockholders to be held in 2004, 2005 and 2003, respectively, and until their respective successors are duly elected and qualified. Currently, there are no vacancies on the Board.

Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting. Information regarding each director is set forth below.

        The terms of the Class III directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected to serve as Class III directors at the meeting. Mr. Fuller has decided not to run for re-election. After the election, there will be a vacancy on the Board. Management's nominees for election by the stockholders to fill these two positions are the current Class III directors, John M. Robbins and Mark J. Riedy. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2006, and until their successors are duly elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as we may designate.

        If a quorum is present and voting, the two nominees for Class III director receiving the highest number of votes will be elected. Abstentions and "broker non-votes" will have no effect on the vote.

        The Board of Directors unanimously recommends a vote "FOR" the nominees named above.

        The following table sets forth certain information, as of March 31, 2003, with respect to age and background of American Residential's directors, including the Class III nominees to be elected at this meeting.

Name	Position With American Residential	Age	Director Since
Class III directors whose terms expire at the 2003 Annual Meeting of Stockholders:
John M. Robbins	Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer and Director	55	1997
Jay M. Fuller	Executive Vice President of Production and Director	52	1997
Mark J. Riedy	Director	60	1997
Class I directors whose terms expire at the 2004 Annual Meeting of Stockholders:
H. James Brown	Director	62	1997
Ray W. McKewon	Director	54	1997
John C. Rocchio	Director	40	2001
Class II directors nominated for election at the 2005 Annual Meeting of Stockholders:
Keith Johnson	Director	60	2001
Richard T. Pratt	Director	66	1997

        John M. Robbins has served as Chairman of the Board of Directors, Chief Executive Officer and Director of American Residential since its formation in February 1997. In March 2003, Mr. Robbins was appointed President and Chief Operating Officer. Prior to joining American Residential, Mr. Robbins was Chairman of the Board of Directors of American Residential Mortgage Corporation ("AMRES Mortgage") from 1990 until 1994 and President of AMRES Mortgage from the time he co-founded it in 1983 until 1994. He also served as Executive Vice President of Imperial Savings Association from 1983 to 1987. Mr. Robbins has worked in the mortgage banking industry since 1973. Mr. Robbins has served two terms on the Board of Governors and the Executive Committee of the Mortgage Bankers Association of America, and has served on FNMA's National Advisory Board. Mr. Robbins also serves as a director of Garden Fresh Restaurant Corporation, the University of San Diego and Accredited Home Lenders Holding Co.

        Mark J. Riedy, Ph.D. is currently employed as the Director of the Real Estate Institute and as the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego. In such capacity, he teaches courses in real estate finance. Prior to his employment at the University, Dr. Riedy served as

President and Chief Executive Officer of the National Council of Community Bankers in Washington, D.C. from 1988 to 1992. From 1987 to 1988, Dr. Riedy served as President and Chief Operating Officer of the J. E. Robert Companies. Dr. Riedy was President, Chief Operating Officer and Director of the Federal National Mortgage Association from 1985 to 1986. Dr. Riedy currently serves as a director of Pan Pacific Retail Properties, Inc. and one other private company.

        H. James Brown, Ph.D. has served as the President and Chief Executive Officer of the Lincoln Institute of Land Policy since 1996, an educational institution formed to study and teach land policy, including land economics and land taxation. Prior to 1996, Dr. Brown was a professor at the Kennedy School of Government at Harvard University from 1970 to 1996. During his tenure at Harvard University, Dr. Brown served as a director of the Joint Center Housing Studies, Chairman of the City and Regional Planning Program and as Director of the State, Local and Intergovernmental Center at Harvard University and MIT/Harvard University Joint Center for Urban Studies. In addition, Dr. Brown has served as a Managing Partner of Strategic Property Investments, Inc., a company specializing in real estate asset management from 1988 to 1991. Dr. Brown also serves as a director of Building Materials Holding Company, a distributor and retailer of building materials.

        Ray W. McKewon is a co-founder and Executive Vice President of Accredited Home Lenders, a mortgage banking firm founded in 1990 which specializes in sub-prime credit. From 1980 to 1990, Mr. McKewon was a managing partner of the Enterprise Management Company, a venture capital firm that he co-founded and which provided capital to companies including Dura Pharmaceuticals, Cytotech (sold to Quidel), Impulse Enterprise, McKewon & Timmins (sold to First Affiliated), Garden Fresh Restaurants, Intelligent Images (merged into and renamed Darox) and Sunward Technology (merged into Read-Rite). Mr. McKewon currently serves as a director of Accredited Home Lenders Holding Co.

        John C. Rocchio currently performs investment management services for Trust Company of the West and has done so since November 1995. Mr. Rocchio is also a director of Color Spot Nurseries, Inc. and Merrill Corporation. Mr. Rocchio was appointed to the Board of Directors of American Residential pursuant to that certain Termination and Release Agreement which provided Home Asset Management Corp. (the "Manager") with the right to designate a nominee to the Board and also to the Compensation Committee. The Manager designated John C. Rocchio and the Board elected him to fill the vacancy on the Board and added him to the Compensation Committee. See "Certain Relationships and Related Transactions."

        Keith Johnson is Vice Chairman of Fieldstone Communities, Inc., and has held that position since April, 1999. He co-founded the Fieldstone Group of Companies in 1981 and served as Chief Executive Officer of Fieldstone Communities, Inc. from November 1993 through December 1999. Mr. Johnson currently serves as a director of Fieldstone Communities, Inc., and Hardage Suite Hotels, LLC. Mr. Johnson serves on advisory boards to the University of San Diego and San Diego State University, and several charitable organizations. Mr. Johnson is President of the Johnson Family Foundation and Vice Chairman of the Fieldstone Foundation, and serves on the boards of The Nature Conservancy of California, the San Diego Symphony and Accredited Home Lenders Holding Co.

        Richard T. Pratt, DBA currently serves as Chairman of Richard T. Pratt Associates, a position he has held since 1992, at which he performs consulting activities. Dr. Pratt also held the position of Professor of Finance at the David Eccles School of Business at the University of Utah from 1966 to 1998, when he retired. From 1983 to 1991, Dr. Pratt served as Chairman of Merrill Lynch Mortgage, Inc., a subsidiary of Merrill Lynch & Company. From 1991 to 1994, Dr. Pratt served as Managing Director of the Financial Institutions Group of Merrill Lynch. Dr. Pratt was Chairman of the Federal Home Loan Mortgage Corporation from 1981 to 1983, and served as Chairman of the Federal Savings and Loan Insurance Corporation from 1981 to 1983. Dr. Pratt also serves as a director of Celtic Bank, Salt Lake City and Accredited Home Lenders Holding Co.

Board Meetings and Committees

        The Board held nine meetings during the fiscal year ended December 31, 2002. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each director serving on the Board in fiscal year 2002 attended at least 75% of the total number of meetings of the Board and all of the committees of the Board on which he served during that period except for H. James Brown. There are no family relationships between any director, executive officer, or person nominated to become a director or executive officer. For additional information concerning Mr. Rocchio's election to the Board, see "Certain Relationships and Related Transactions."

        The Audit Committee's functions include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The members of the Audit Committee in fiscal year 2002 were H. James Brown, Ray W. McKewon and Richard T. Pratt. During fiscal year 2002, the Audit Committee held eight meetings. For additional information concerning the Audit Committee, see "REPORT OF THE AUDIT COMMITTEE."

        The Compensation Committee's function is to review and determine salary and bonus levels and approve stock option grants for our Chief Executive Officer and our executive officers. The members of the Compensation Committee in fiscal year 2002 were Keith Johnson, John C. Rocchio and Mark J. Riedy. During fiscal year 2002, the Compensation Committee held two meetings. For additional information concerning the Compensation Committee, see "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

        The Corporate Governance and Nominating Committee functions include recommending corporate governance principles, codes of conduct and applicable compliance mechanisms, considering committee member qualifications, appointment and removal, providing oversight in the evaluation of the performance of the Board and each committee, recommending to the Board director compensation, developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, and recommending to the Board director nominees for each election of directors. The members of the Corporate Governance and Nominating Committee in fiscal year 2002 were H. James Brown, Keith Johnson and Ray W McKewon. During fiscal year 2002, the Nominating and Corporate Governance Committee held 1 meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 31, 2003, with respect to the beneficial ownership of American Residential's common stock by (i) all persons known by American Residential to be the beneficial owners of more than 5% of the outstanding common stock of American Residential, (ii) each director and director-nominee of American Residential, (iii) each executive officer of American Residential named in the Summary Compensation Table below, and (iv) all executive officers and directors of American Residential as a group.

	Shares Beneficially Owned(2)
Name and address of Beneficial Owner(1)	Number of Shares	Percentage of Class(3)
MDC REIT Holdings, LLC(4)	1,600,000	20.3%
Howard Amster(5)	695,000	8.8
H. James Brown(6)	30,509	*
Keith Johnson	48,999	*
Ray W. McKewon(6)	30,750	*
Richard T. Pratt(6)	38,300	*
Mark J. Riedy(6)	51,000	*
John M. Robbins(7)	520,337	6.3
John C. Rocchio(8)	0	*
Jay M. Fuller(9)	351,600	4.3
Judith A. Berry(10)	139,980	1.8
Lisa S. Faulk(11).	90,000	1.1
All Directors and Executive Officers as a group (10 persons)(12)	1,321,475	14.9

*
Represents less than 1% of the outstanding shares of American Residential's common stock.

(1)
Unless otherwise indicated, the address for each person or entity named above is c/o American Residential Investment Trust, Inc., 10421 Wateridge Circle, Suite 250, San Diego, California 92121.

(2)
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable.

(3)
Calculated on the basis of 7,863,437 shares of common stock outstanding, except that shares of common stock underlying options exercisable within 60 days of March 31, 2003, are deemed to be outstanding pursuant to the rules of the Securities and Exchange Commission for purposes of calculating the beneficial ownership of securities of the holders of such options.

(4)
The address for MDC REIT Holdings, LLC ("Holdings") is 11000 Santa Monica Boulevard, Los Angeles, California 90025. The managing member of Holdings is Home Asset Management Corp. (the "Manager"). Accordingly, the Manager may be deemed to have voting control of the shares of American Residential's common stock held by Holdings with respect to ordinary and usual matters. Transactions which could result in the disposition of the shares of American Residential's common stock by Holdings require the approval of the members of Holdings having membership interests which constitute more than 80% of all membership interests. No single member or group of affiliated members of Holdings holds 80% of the membership interests of Holdings. The shares of American Residential's common stock held by Holdings have been pledged as collateral to certain entities affiliated with TCW/Crescent Mezzanine, L.L.C. See "Certain Relationships and Related Transactions."

(5)
This information is from the Schedule 13D/A filed on March 10, 2003 by Mr. Amster. Mr. Amster's address is 23811 Chagrin Blvd., #200, Beachwood, OH 44122-5525. Mr. Amster has sole voting power of 615,700 shares and shared voting power of 15,600 shares. Ramat Securities Ltd. owns 80,000 shares and Mr. Amster owns 83% of Ramat Securities. Mr. Amster disclaims beneficial ownership of the following shares which are not included in the Beneficial Ownership table: 3,600 shares held by Amster Ltd. Partnership, of which Mr. Amster is a General Partner; and 400 shares held by Pleasant Lake Apt. Ltd. Partnership, of which Mr. Amster is the President.

(6)
Includes 30,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(7)
Includes 375,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(8)
See Note 4. Mr. Rocchio has assigned his interest in these options to TCW Asset Management Company. Mr. Rocchio is an officer and director of TCW Asset Management Company and is affiliated with other TCW entities, including TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., Crescent/Mach I Partners, L.P. and TCW Shared Opportunity Fund II, L.P. (collectively, the "TCW Entities"). The TCW Entities own approximately 30% of the membership interest in Holdings, which is the beneficial owner of 1,600,000 shares of American Residential's common stock. The TCW Entities also own warrants to purchase 666,667 shares, or 34.7% of the common stock of the Manager, the managing member of Holdings (and, until December 20, 2001, American Residential's external REIT manager). Mr. Rocchio disclaims any beneficial interest in the 1,600,000 shares of American Residential common stock that are subject to the TCW Entities' security interest.

(9)
Includes 295,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(10)
Includes 120,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(11)
Represents 90,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(12)
See Notes 6-10. Includes 1,020,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 31, 2003.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth information concerning the compensation of the Chief Executive Officer of American Residential and each of American Residential's four other most highly compensated executive officers (the "Named Executive Officers"), for services rendered in all capacities to American Residential during the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position
	Year	Salary		Bonus(1)
John M. Robbins Chief Executive Officer and Chairman of the Board of Directors(2)	2002 2001 2000	$ $ $	439,186 395,200 395,200	$ $ $	252,504 0 0
Jay M. Fuller President and Chief Operating Officer(3)	2002 2001 2000	$ $ $	346,495 298,167 297,822	$ $ $	83,210 0 0
Judith A. Berry Executive Vice President and Chief Financial Officer	2002 2001 2000	$ $ $	269,161 225,000 225,461	$ $ $	169,129 0 112,500
Lisa S. Faulk Senior Vice President, Operations	2002 2001 2000	$ $ $	207,085 161,258 160,000	$ $ $	132,622 0 0

(1)
Bonuses are based upon performance. See "Report of Compensation Committee on Executive Compensation."

(2)
In March 2003, Mr. Robbins was appointed President and Chief Operating Officer.

(3)
In March 2003, Mr. Fuller resigned as President and Chief Operating Officer and was appointed Executive Vice President of Production.

STOCK OPTIONS

        No options to purchase American Residential's common stock were granted during the fiscal year ended December 31, 2002 to the Named Executive Officers and the Named Executive Officers did not exercise any options in fiscal year 2002.

        The following table provides information with respect to unexercised options held as of December 31, 2002, by the Named Executive Officers:

        Fiscal Year-End Option/SAR Values(1)

	Number of Securities Underlying Unexercised Options/SARs at December 31, 2002
Name
	Exercisable		Unexercisable
John M. Robbins	375,000	(2)	0
Jay M. Fuller	295,000	(2)	0
Judith A. Berry	120,000		0
Lisa S. Faulk	90,000		0

(1)
The fiscal year-end value of "in-the-money" stock options and SARs granted in tandem with such options represents the difference or a portion of the difference between the exercise price of such options and SARs, respectively, and the fair market value of American Residential's common stock as of December 31, 2002. The fair market value of American Residential's common stock on December 31, 2002 was $3.98 per share, the closing price of the common stock reported on the New York Stock Exchange on such date. None of the options or SARs held by the Named Executive Officers were "in the-money" on December 31, 2002.

(2)
Includes options to purchase shares of common stock and SARs granted in tandem with certain options. The SARs are for 35% of the difference between the fair market value of the common stock at the time the related option is exercised and the exercise price, up to a maximum of $20 per share.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain four compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants. These consist of the 1997 Stock Incentive Plan, the 1997 Stock Option Plan, the 1997 Outside Directors Option Plan and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"), all of which have been approved by the stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2002:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,009,100	$11.37	160,900(1)
Total	1,009,100	$11.37	160,900

(1)
These shares include 20,000 shares that are reserved for issuance under the Purchase Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        We have entered into Employment and Non-Competition Agreements with Mr. Robbins and Mr. Fuller effective as of January 1, 2003 (the "Employment Agreements"). The Employment Agreements are for a term of one year, commencing on January 1, 2003 and provide for a minimum annual base salary of not less than $446,157 in the case of Mr. Robbins and $318,816 in the case of Mr. Fuller. The Employment Agreements also provide for one year's salary plus any bonuses paid in the prior year to be paid upon termination of either of such employees without cause. The Employment Agreements provide for payment of a bonus of up to 100% of base salary if certain financial targets and objectives are achieved.

        We have also entered into an Employment and Non-Competition Agreement with Ms. Berry effective as of January 1, 2003 (the "CFO Agreement"). The CFO Agreement is for a term of 1 year, and provides for a minimum annual base salary of not less than $255,150. The CFO Agreement also provides for one year's salary plus any bonuses paid in the prior year to be paid upon termination of Ms. Berry's employment without cause. The CFO Agreement provides for a payment of a bonus of up to 100% of base salary if certain financial targets and objectives are achieved.

        We have also entered into an Employment and Non-Competition Agreement with Ms. Faulk, which provides for annual base compensation of $200,078. In addition, the agreement provides for bonus payments of up to 100% of Ms. Faulk's base salary if certain financial targets and objectives are achieved. The agreement also provides for one year's salary plus any bonuses paid in the prior year to be paid upon Ms. Faulk's termination without cause.

        All options and SARs granted to date pursuant to American Residential's 1997 Stock Incentive Plan and American Residential's 1997 Stock Option Plan contain provisions pursuant to which unvested portions of outstanding options become fully vested upon a change of control in American Residential, as defined under the relevant plan.

Compensation of Directors

        Each independent director of American Residential is paid an annual compensation of $15,000 with an additional $1,000 paid for attendance at a regularly scheduled Board meeting and $500 for attendance at a special or committee meeting. All directors will be reimbursed for any expenses related to attendance at meetings of the Board or committees of the Board. In addition to cash compensation, each non-employee director of American Residential receives an initial grant of options to purchase 7,500 shares of the common stock of American Residential at the time he begins service as a director. The initial grant is at fair market value and will vest over a three-year period (one-third every twelve months). Thereafter, each non-employee director of American Residential who has served continuously for at least six months as of the date of that year's annual meeting of stockholders, receives an automatic grant of options to purchase 7,500 shares of the common stock of American Residential on the date of such meeting. Such grant is at fair market value and will vest after one year. Directors who are also employees of American Residential do not receive any additional compensation for their services as members of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee in fiscal year 2002 were Keith Johnson, Mark J. Riedy and John Rocchio. None of these members have ever been officers or employees of American Residential or any of its subsidiaries.

Certain Relationships and Related Transactions

        American Residential and the Manager were parties to a Management Agreement pursuant to which American Residential paid base management fees and incentive compensation to the Manager (the "Management Agreement"). In December 2001, the Company completed a transaction with the Manager and the TCW Entities (the "Buy-Out Transaction") whereby the Company paid the Manager $10 million in exchange for terminating the Management Agreement, removing the Company as a party to the Securities Purchase Agreement and certain other concessions pursuant to a Termination and Release Agreement (the "Termination Agreement") and an amendment to the Securities Purchase Agreement (the "Amended Securities Agreement"). The Termination Agreement provided the Manager with the right to designate a nominee to the Board of American Residential and also to the Compensation Committee. The Manager designated John C. Rocchio and the Board elected him to the Board and added him to the Compensation Committee. In addition, American Residential agreed to nominate Mr. Rocchio for re-election at subsequent annual meetings of stockholders, provided that the Manager and the TCW Entities collectively beneficially own at least 800,000 shares of common stock of American Residential. Mr. Rocchio is an officer and director of TCW Asset Management Company and is affiliated with the other TCW Entities. The TCW Entities own approximately 30% of the membership interest in Holdings, which is the beneficial owner of 1,600,000 shares of American Residential's common stock. The TCW Entities also own warrants to purchase 666,667 shares, or 34.7% of the common stock of the Manager, the managing member of Holdings (and, until December 20, 2001, American Residential's external REIT manager). The TCW Entities, American Residential, Holdings and the Manager were parties to a Securities Purchase Agreement dated as of February 11, 1997, and as amended, pursuant to which the TCW Entities purchased and currently hold $25,000,000 aggregate principal amount of the 12% Senior Secured Notes due February 11, 2002 (the "Notes") issued by the Manager and guaranteed by Holdings. Pursuant to the Buy-Out Transaction, the Amended Securities Agreement resulted in American Residential being removed from the Securities Purchase Agreement as a party. Holding's guaranty of the Notes is secured by a pledge of the 1,600,000 shares of American Residential's common stock owned by Holdings. The Manager is in default with respect to the Notes. The TCW Entities have not issued waivers of the Manager's defaults and are currently entitled to foreclose upon their security interest. As of April 15, 2003, the TCW Entities, the Manager and Holdings are in discussions with regard to the resolution of the Manager's defaults, which could result in the TCW Entities' acquisition of the American Residential common stock held by Holdings.

        In connection with the Buy-Out Transaction, American Residential entered into a Senior Subordinated Secured Revolving Loan Agreement (the "Loan Agreement") with the TCW Entities. The Loan Agreement allows American Residential to borrow up to $5,000,000 on a revolving basis for one year following the date of the Loan Agreement. Interest is payable at the end of each calendar quarter based on outstanding borrowings. The Loan Agreement also provides that American Residential at its option, can extend the Loan Agreement for two additional, one-year periods.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires American Residential's executive officers, directors and persons who beneficially own more than 10% of American Residential's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish American Residential with copies of all Section 16(a) forms filed by such person.

        Based solely on American Residential's review of such forms furnished to American Residential and written representations from certain reporting persons, American Residential believes that all filing requirements applicable to American Residential's executive officers, directors and more than 10% stockholders were complied with.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee is comprised of three non-management directors of the Board. No member of the Committee has been an executive officer or employee of American Residential since American Residential commenced operations on February 11, 1997.

        The Compensation Committee is responsible for reviewing the annual base and incentive compensation for executive officers and setting and administering the policies governing equity compensation of executive officers. Aggregate compensation is intended to be set at a level competitive with the amounts paid to the management of similarly sized companies in similar industries. The Compensation Committee also evaluates the performance of management. A primary goal of the Compensation Committee is to align the compensation of executive officers with the Company's performance and to motivate executive officers to achieve the Company's business objectives. During the fiscal year ended December 31, 2002, the Compensation Committee held two meetings.

        Compensation of American Residential's executive officers consists primarily of base salary, bonuses based upon each executive officer's performance and longer term equity incentives. The Compensation Committee determines the levels of stock option grants to be made to executive officers under the 1997 Stock Option Plan.

        The Compensation Committee establishes the "Corporate Performance Goal," which is the Company's achievement of a certain level of profitability and loan production. Each executive officer's target award is an amount equal to a percentage of the base salary paid to such executive officer as the Compensation Committee determines. In addition to bonuses paid in connection with the Company's performance, the Compensation Committee, it is discretion, may provide a bonus based on individual achievement of individual performance goals, established at the beginning of the year. In fiscal year ending December 31, 2002, the Company did meet the majority of performance goals and accordingly, bonuses were awarded in the first quarter of 2003.

Base Salaries

        The Chief Executive Officer's and President's annual base salaries were originally set pursuant to the terms of at-will employment agreements negotiated with investors at the time of American Residential's initial organization in February 1997. Each of the executive officers' base salaries were originally negotiated at the time the executive officer was hired. The Employment Agreements and the CFO Agreement were extended for one year by the Board on January 30, 2002. New Employment Agreements were entered into during the first quarter of 2003. See "EXECUTIVE COMPENSATION AND OTHER MATTERS—Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

Bonuses

        Bonuses in 2003 will be at the discretion of the Board of American Residential.

Equity Compensation

        It is the policy of the Compensation Committee that a significant portion of the annual compensation of each executive officer be contingent upon the performance of American Residential. The Compensation Committee also believes that employee equity ownership provides a major incentive to employees in building stockholder value and serves to align the interests of employees with stockholders.

        The Compensation Committee compares the stock ownership and options held by each executive officer with equity positions held by executive officers of similarly sized companies in similar industries.

Chief Executive Officer Compensation

        The compensation of the Chief Executive Officer is based upon the same criteria outlined above for the executive officers of American Residential.

                      THE COMPENSATION COMMITTEE

                      Keith Johnson
                      Mark J. Riedy
                      John C. Rocchio

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended December 31, 2002, was responsible for expressing an opinion as to the conformity of the Company's audited financial statements with generally accepted accounting principles.

        The Committee acts pursuant to the Audit Committee Charter adopted by the Board on June 14, 2000, as amended November 26, 2002, a copy of which is filed with this Proxy Statement as Appendix A. The Committee consists of three directors each of whom, in the judgment of the Board, qualifies as an "independent" Director under the current listing standards of The American Stock Exchange. During the fiscal year ended December 31, 2002, the Committee held eight meetings.

        The Committee has discussed and reviewed with the auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP's audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

        The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                      AUDIT COMMITTEE

                      H. James Brown
                      Ray W. McKewon
                      Richard T. Pratt

PRINCIPAL ACCOUNTING FIRM FEES

        We have selected PricewaterhouseCoopers LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending 2003. PricewaterhouseCoopers LLP has acted in such capacity since its appointment in fiscal year 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to American Residential for the fiscal year ended December 31, 2002 by PricewaterhouseCoopers LLP.

Audit Fees	$68,440	(1)
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$0

Total Fees	$68,440

(1)
Includes fees for professional services rendered for the audit of American Residential's annual financial statements for fiscal year 2002 and for reviews of the financial statements included in American Residential's quarterly reports on Form 10-Q for the first three quarters of fiscal year 2002.

        The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing audit related, business consulting and tax services and other non-audit services to us and has concluded that such services are compatible with PricewaterhouseCoopers LLP's independence as our auditors.

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a line graph comparing changes in the cumulative total return on American Residential's common stock, a broad market index (the "S&P-500 Index") and a self determined mortgage banking industry index ("Peer Group Index") and a previously used self determined peer group index ("REIT Index") for the period commencing on December 31, 1997, and ending on December 31, 2002. As a result of the change in business strategy from a REIT to a mortgage banking company, the Company believes that the new Peer Group Index is a more appropriate comparative group for current and future comparisons.

Comparison of Cumulative Total Return From December 31, 1997 through December 31, 2002 (1)

American Residential Investment Trust, Inc., Peer Group Index (2), S&P 500 Index, REIT Index (3)

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
American Residential	100.00	45.80	59.50	19.45	18.67	35.38
Peer Group Index	100.00	131.81	83.24	90.36	122.61	225.69
S&P 500 Index	100.00	133.34	151.40	136.05	124.90	90.66
REIT Index	100.00	76.42	87.85	103.55	173.37	194.78

(1)
Assumes that $100.00 was invested on December 31, 1997 in American Residential's common stock and each index and that all dividends were reinvested. Dividends have been declared on American Residential's common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(2)
The self determined Peer Group Index is comprised of the following companies: Countrywide Insurance Co., American Home Mortgage Holdings Inc., E-Loan Inc., United Financial Mortgage Corporation, Flagstar Bancorp Inc. and Irwin Financial Corp.

(3)
The self determined REIT Group Index is comprised of the following companies: NovaStar Financial, Inc.; Impac Mortgage Holdings, Inc.; Annaly Mortgage Management, Inc.; Redwood Trust, Inc.; Dynex Capital, Inc.; Capstead Mortgage Corp.; and Thornburg Mortgage, Inc. These are publicly traded companies that are predominantly in the residential mortgage REIT business. Prior to January 1, 2000 the peer group included IndyMac Bancorp, Inc. (formerly IndyMac Mortgage Holdings, Inc.). Effective January 1, 2000 IndyMac Bancorp, Inc. relinquished its REIT status and has subsequently been removed from the peer group index for the fiscal years ended December 31, 2000, 2001 and 2002.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        American Residential has an advanced notice provision in its bylaws for stockholder business to be presented at meetings of stockholders. This provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice in writing to American Residential's Secretary. In order to be timely, a stockholder proposal for next year's Annual Meeting of Stockholders must be received at American Residential's offices at 10421 Wateridge Circle, Suite 250, San Diego, California 92121 between March 21, 2004 and April 20, 2004. Any proposals received before March 21, 2004 or after April 20, 2004 will be considered untimely and will not be presented at the meeting. If presented at the meeting, the persons named in the proxy for such meeting may exercise their discretionary power with respect to such proposals.

        Stockholder proposals to be included in American Residential's Proxy Statement for next year's Annual Meeting of Stockholders must be received by American Residential by January 9, 2004, and satisfy the conditions established by the Securities and Exchange Commission, specifically, Rule 14a-8 of the Exchange Act.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2003 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                    By Order of the Board of Directors

                    JOHN M. ROBBINS
                     Chief Executive Officer
                    Chairman of the Board

May 9, 2003

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I. STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of American Residential Investment Trust, Inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company's compliance with legal and regulatory requirements as more specifically set forth below.

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the New York Stock Exchange. In addition, the Committee shall not include any member who:

  •
  accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

  •
  is an affiliated person of the Company or any subsidiary of the Company.

        Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. When, as and if required by final rules and regulations of the Securities and Exchange Commission, the Company shall disclose whether at least one member of the Committee is a financial expert as determined in accordance with such rules and regulations, and if not, the reasons therefor. Notwithstanding the foregoing sentence, if the exchange upon which the Company's stock is traded requires a member of the Committee to be a financial expert, at least one member shall be a financial expert as determined in accordance with the listing requirements of such exchange. No Committee member shall simultaneously serve on the audit committee of more than three public companies.

        The members of the Committee shall be appointed by the Board on the recommendation of the Corporate Governance and Nominating Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Corporate Governance and Nominating Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

  A.
  Oversight of the Company's Independent Auditor

        The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee. The Committee shall:

    1.
    Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

    2.
    Obtain and review annually a report from the independent auditor describing (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

    3.
    Evaluate annually the qualifications, performance and independence of the independent auditor, including whether the independent auditor's quality-control procedures are adequate, the review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company's internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

    4.
    Adopt a policy assuring the rotation, as required by law, of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

    5.
    Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement, provided that the Audit

      Committee may form and delegate to subcommittees of one or more members the authority to grant pre-approvals for audit and permitted non-audit services, provided further that the decisions of such subcommittees to grant any such pre-approvals shall be presented to the Audit Committee at its next scheduled meeting.

    6.
    Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

    7.
    Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.

    8.
    Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

    9.
    Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the auditor's national office respecting auditing or accounting issues presented by the engagement and any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

    10.
    Review with the independent auditor on a quarterly basis the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

  B.
  Review of Financial Reporting, Policies and Processes

        To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

    1.
    Review and discuss with management and the independent auditor the Company's annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

    2.
    Review and discuss with management and the independent auditor the Company's annual disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

    3.
    Review and discuss with management and the independent auditor the Company's quarterly financial statements and the Company's quarterly disclosure under "Management's Discussion and Analysis of Results of Operation."

    4.
    Prior to their release, review and discuss earnings press releases and other information provided to analysts and rating agencies, including "pro forma" or adjusted financial information.

    5.
    At least quarterly, meet separately with management and with the independent auditor.

    6.
    Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

    7.
    Review quarterly with management its assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's report.

    8.
    Review quarterly with management its evaluation of the Company's procedures and controls ("Disclosure Controls") designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

    9.
    Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

    10.
    Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

    11.
    Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

    12.
    Review analyses prepared by management and/or the independent or internal auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including the effects of alternative GAAP methods on the financial statements.

    13.
    Review the appointment and replacement of the internal auditors.

    14.
    Review the significant reports to management prepared by the internal auditors.

    15.
    Discuss with management and the internal auditors the internal auditors' responsibilities, budget and staffing and the planned scope of internal audits.

  C.
  Risk Management, Related Party Transactions, Legal Compliance and Ethics

        To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

    1.
    Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

    2.
    Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.

    3.
    When, as and if required by final rules and regulations of the Securities and Exchange Commission, establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

    4.
    When, as and if required by final rules and regulations of the Securities and Exchange Commission, adopt a Code of Ethics for senior financial officers and the Chief Executive Officer and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Take such actions, including review of conduct alleged to be in violation of the Company's Code of Business Conduct and Ethics, and adoption of remedial, disciplinary, or other measures with regard to such actions, as may be necessary or appropriate under the Code of Business Conduct and Ethics.

    5.
    Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

    6.
    Review management's monitoring of compliance with the Foreign Corrupt Practices Act, including a review of a report by management as to the actions the Company has taken with respect to compliance therewith.

    7.
    Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    8.
    Prepare the Committee's report required by the rules of the Securities Exchange Commission to be included in the Company's annual proxy statement.

    9.
    Develop, in coordination with the Corporate Governance and Nominating Committee, and implement an annual performance evaluation of the Committee.

    10.
    Regularly report to the Board on the Committee's activities, recommendations and conclusions.

    11.
    Review and reassess the Charter's adequacy as appropriate.

/*\ Please Detach and Mail in the Envelope Provided /*\

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

Proxy for the Annual Meeting of Stockholders
To be held on June 19, 2003
Solicited by the Board of Directors

        The undersigned hereby appoints John M. Robbins and Jay M. Fuller, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the San Diego Marriott Hotel, La Jolla, California on June 19, 2003, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 9, 2003 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting, or any adjournments or postponements thereof.

        THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

/*\ Please Detach and Mail in the Envelope Provided /*\
☒	Please mark your votes as indicated in this example

A vote FOR the following proposals is recommended by the Board of Directors:

		FOR all nominees listed below (except as marked to the contrary below.)	WITHHOLD AUTHORITY to vote for all nominees listed below.
1.	To elect the following two (2) persons as Class III directors to hold office for a three-year term and until their respective successors are elected and qualified:	☐	☐	2.	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)
John M. Robbins Mark J. Riedy

				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐
				MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
Date:
Signature (title, if any)	Signature, if held jointly
Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

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AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 19, 2002
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
STOCK OPTIONS
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTING FIRM FEES
COMPARISON OF STOCKHOLDER RETURN
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
  I. STATEMENT OF POLICY
  II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS
  III. MEETINGS
  IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES